                                                                 EXHIBIT a(1)(e)

                                 AMENDMENT NO. 4
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS

         This Amendment No. 4 to the Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective as of September 28, 2001, the Agreement and Declaration of Trust of AIM Equity Funds dated as of December 6, 1999 (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically amended by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 28, 2001.


                                              /s/ROBERT H. GRAHAM
                                              ----------------------------------
                                              Name:  Robert H. Graham
                                              Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 4
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS


                                   "SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


AIM Aggressive Growth Fund               AIM Emerging Growth Fund

Class A Shares                           Class A Shares
Class B Shares                           Class B Shares
Class C Shares                           Class C Shares

AIM Blue Chip Fund                       AIM Large Cap Basic Value Fund

Class A Shares                           Class A Shares
Class B Shares                           Class B Shares
Class C Shares                           Class C Shares

AIM Capital Development Fund             AIM Large Cap Equity Fund

Class A Shares                           Class A Shares
Class B Shares                           Class B Shares
Class C Shares                           Class C Shares

AIM Charter Fund                         AIM Large Cap Growth Fund

Class A Shares                           Class A Shares
Class B Shares                           Class B Shares
Class C Shares                           Class C Shares
Institutional Class Shares
                                         AIM Mid Cap Growth Fund
AIM Constellation Fund
                                         Class A Shares
Class A Shares                           Class B Shares
Class B Shares                           Class C Shares
Class C Shares
Institutional Class Shares               AIM Weingarten Fund

AIM Core Strategies Fund                 Class A Shares
                                         Class B Shares
Class A Shares                           Class C Shares
Class B Shares                           Institutional Class Shares"
Class C Shares

AIM Dent Demographic Trends Fund

Class A Shares
Class B Shares
Class C Shares


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